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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of VisiJet, Inc. (the "Company") of our report dated March 26, 2004 (except for Note 14 for which the date is April 14, 2004) on our audits of the financial statements of Visijet, Inc. as of December 31, 2003 and 2002.


                                                      /s/ Peterson & CO., LLP
                                                      PETERSON & CO., LLP

San Diego, CA
January 31, 2005